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                                                                   Exhibit 10.32


                              FLOWSERVE CORPORATION

                                  AMENDMENT #1
                                       TO
                   AMENDED AND RESTATED DIRECTOR DEFERRAL PLAN


         Pursuant to Section 9 of the Amended and Restated Director Deferral Plan (the "Plan") of Flowserve Corporation, the Plan is hereby amended, effective October ___, 1997, by authorization of the Board of Directors, as follows:

         1. The penultimate sentence of Section 4(a) is amended by inserting a period after the words "July 1, 1995" and deleting the remainder of the sentence.

         2. Section 4(e) is amended by inserting a period after the words "calendar quarter" in the first sentence and deleting the remainder of the Section.

         3. Exhibit A, Director's Election to Defer, is amended as follows:

                  A. Election item 2 is amended by deleting the asterisk and the words "*cash deferral required for the six months immediately following election to comply with law; stock deferral then starts."

                  B. Acknowledgement item 2 is amended by inserting a period after the words "is paid" and deleting the remainder of the item.

                  C. Acknowledgement item 5 is deleted in its entirety, and former acknowledgement item 6 is renumbered as 5.

                                   CONFIRMED:

                                   FLOWSERVE CORPORATION



                                   By:  R.F. Shuff
                                        -------------------------------
                                        Ronald F. Shuff
                                        Vice President, General Counsel
                                        and Secretary